Exhibit 31

           CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER

            Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Daniel W. Dowe, certify that:

      1. I have reviewed this annual report on Form 10-KSB for the twelve month period ending May 31, 2004 (the "Report") for Novex Systems International, Inc. (the "Company");

      2. Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Report;

      3. Based on my knowledge, the financial statements and other financial information included in this Report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this Report;

      4. I am responsible in my dual capacity as the Company's Chief Executive Officer and Chief Financial Officer (principal executive and principal financial officer) for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act rules 13a-14 and 15d-14) for the Company and have:

            a) designed such disclosure controls and procedures, or caused such disclosure and controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to me by others within the Company and its subsidiaries, particularly during the period in which this Report is being prepared;

            b) evaluated the effectiveness of the Company's disclosure controls and procedures and presented in this Report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by the Report based on such evaluation; and

            c) disclosed in this Report any change in the Company's internal control over financial reporting that occurred during the Company's most recent fiscal quarter (the Company's fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; and


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      5.    I have also disclosed as the Company's certifying officer, that based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company's board of directors (or persons performing the equivalent function):

            a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

            b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting.


                                    By: /s/ Daniel W. Dowe
                                       -------------------------------------
                                           Daniel W. Dowe
                                           Chief Executive Officer and
                                           Chief Financial Officer

                                    Date: October 14, 2004